Note 20 - Other Non Current Liabilities	12 Months Ended
Dec. 31, 2012
Other Liabilities Disclosure [Text Block]
20.           Other Non Current Liabilities

On October 1, 2010, the Company entered into a bareboat charter agreement to lease vessel M/T Delos until September 30, 2015 for a variable rate per year. On October 15, 2011 the Company terminated the bareboat charter agreement resulting in a termination expense of $5,750 included in "Lease Termination Expense" in the accompanying consolidated statements of comprehensive income/(loss) for the year ended December 31, 2011. As of December 31, 2012, the outstanding amount of the termination fee was $5,306.

On January 1, 2013 the Company entered into an agreement with the owner of M/T Delos by which the termination fee outstanding as of December 31, 2012 is divided into two tranches, “Tranche A” ($4,500) that will bear interest of 3% plus Libor and “Tranche B” ($806) that will not bear interest. This agreement provides for the repayment of Tranche A and Tranche B according to the following schedule.

Year ending December 31,	Tranche A of the Termination Fee	Tranche B of the Termination Fee
2013	600
2014	800
2015	800
2016	800
2017	1,500	806
	4,500	806

Finally, according to this agreement the Company will pay monthly Interest payments. As of December 31, 2012 the non-current part of the termination fee is $4,706. This agreement and the negotiations preceding it constitute evidence about conditions that existed at the balance sheet date and hence the Company considers it a recognized subsequent event, since the said agreement is the culmination of conditions that existed over a relatively long period of time.